UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2018 (April 30, 2018)

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Not applicable
(former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 1.01     Entry Into a Material Definitive Agreement.

Credit Agreement

On April 30, 2018, Owens & Minor, Inc. (the “Company”), in connection with the previously announced closing of its acquisition of Halyard Health, Inc.’s Surgical and Infection Prevention business (the “Acquisition”), entered into a Second Amendment to Credit Agreement (the “Second Amendment”), by and among O&M Halyard, Inc., Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Barista Acquisition I, LLC and Barista Acquisition II, LLC (the “Borrowers”), the Company and each other domestic subsidiary of the Company party thereto from time to time as guarantors (collectively, the “Guarantors” and, together with the Borrowers, the “Credit Parties”), Wells Fargo Bank, N.A., as administrative agent for certain of the credit facilities, (the “Administrative Agent”), Bank of America, N.A., as collateral agent (the “Collateral Agent”) and administrative agent for the term B facility, the other agents party thereto and a syndicate of financial institutions specified therein. The Second Amendment amends the Credit Agreement, dated as of July 27, 2017 (as amended by the First Amendment to Credit Agreement, dated as of March 29, 2018, the “Credit Agreement”), by and among the Borrowers, the Company, the other Guarantors party thereto, the Administrative Agent and the other agents party thereto and the syndicate of financial institutions specified therein. The Second Amendment contains the following principal terms, among others:

•	lender commitments for a $195.75 million term A-2 loan with a four-year maturity funded on April 30, 2018;

•	lender commitments for a $254.25 million term B loan with a seven-year maturity funded on April 30, 2018;

•	ability to request a supplemental term B loan in an amount not to exceed $245.75 million prior to the thirtieth day following April 30, 2018 (subject to lender commitments);

•	interest rate pricing grid based on the better of debt to EBITDA ratio or credit ratings for all loans other than the term B loans;

•
interest rate margin for term B loans is 2.75% per annum with respect to Base Rate Loans (as defined in the Credit Agreement, as amended by the Second Amendment), and 3.75% per annum with respect to Eurocurrency Rate Loans (as defined in the Credit Agreement, as amended by the Second Amendment);

•	Amended Consolidated Total Leverage Ratio (as defined in the Credit Agreement, as amended by the Second Amendment) and amended financial covenant-related definitions;

•	addition of, and amendment to, certain customary affirmative and negative covenants; and

•
addition of collateral pursuant to which the Credit Parties grant the Collateral Agent, for the benefit of the Secured Parties (as defined in the Credit Agreement, as amended by the Second Amendment), first priority liens and security interests (“Liens”) in (a) all present and future shares of capital stock owned by the Credit Parties in the Credit Parties’ present and future subsidiaries (limited, in the case of controlled foreign corporations, to a pledge of 65% of the voting capital stock of each first-tier foreign subsidiary of each Credit Party) and (b) all present and future personal property and assets of the Credit Parties, in each case, subject to certain exceptions (the “Collateral”).

The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Security and Pledge Agreement

On April 30, 2018, in connection with entering into the Second Amendment, the Company entered into a Security and Pledge Agreement (the “Security Agreement”), pursuant to which the Credit Parties granted to the Collateral Agent on behalf of the holders of the Notes (as defined below), the Trustee (as defined below) and the other secured parties under the Credit Agreement and the Notes, Liens on the Collateral as security for indebtedness and obligations of the Credit Parties under the Credit Agreement and the obligations of the Company and the guarantors under the Notes.

The foregoing description of the Security Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Security Agreement attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Supplemental Indenture

On April 30, 2018, (i) in connection with entering into the Second Amendment and (ii) as required by the Indenture, dated as of September 14, 2016, among the Company, the Borrowers party thereto and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 16, 2014, and the Second Supplemental Indenture, dated as of April 2, 2018, the Company, the Borrowers and the Trustee entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”), for the holders of the Company’s 3.875% Senior Notes due 2021 and 4.375% Senior Notes due 2024 (the “Notes”). The Third Supplemental Indenture secures the Notes equally and ratably with the indebtedness incurred under the Credit Agreement for so long as such indebtedness is so secured under the Credit Agreement.

The foregoing description of the Third Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Supplemental Indenture attached hereto as Exhibit 4.1, which is incorporated herein by reference.

Wells Fargo Bank, N.A., Bank of America, N.A. and several of the lenders under the Credit Agreement and their affiliates have various relationships with the Company and its subsidiaries involving the provision of financial services, including investment banking, commercial banking, advisory, cash management, custody and trust services, for which they have received customary fees, and may do so again in the future.  Additionally, an affiliate of Bank of America, N.A. served as a lead financial advisor to the Company in connection with the Acquisition.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Second Amendment, the Security Agreement and the Third Supplemental Indenture is incorporated herein by reference. The description of the Second Amendment, the Security Agreement and the Third Indenture in Item 1.01 of this Current Report on Form 8-K above does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of such documents attached hereto as Exhibits 10.1, 10.2 and 4.1, respectively, which are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.        Description of Exhibit

4.1	Third Supplemental Indenture, dated as of April 30, 2018, by and among Owens & Minor, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee.*

10.1
Second Amendment to Credit Agreement, dated as of April 30, 2018, by and among O&M Halyard, Inc., Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Barista Acquisition I, LLC and Barista Acquisition II, LLC, Owens & Minor, Inc. and each other domestic subsidiary of the Company party thereto from time to time, Wells Fargo Bank, N.A., as administrative agent for certain of the credit facilities, Bank of America, N.A., as collateral agent and administrative agent for the term B facility, and the other agents party thereto.*

10.2
Security and Pledge Agreement, dated as of April 30, 2018, by and among Owens & Minor, Inc., O&M Halyard, Inc., Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Barista Acquisition I, LLC and Barista Acquisition II, LLC, Bank of America, N.A., U.S. Bank National Association, and the other secured parties thereto.*

* Certain exhibits and schedules been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS & MINOR, INC.
Date: May 4, 2018	By: /s/ Nicholas J. Pace Name:Nicholas J. Pace Title:Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.        Description of Exhibit

4.1	Third Supplemental Indenture, dated as of April 30, 2018, by and among Owens & Minor, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee.*

10.1
Second Amendment to Credit Agreement, dated as of April 30, 2018, by and among O&M Halyard, Inc., Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Barista Acquisition I, LLC and Barista Acquisition II, LLC, Owens & Minor, Inc. and each other domestic subsidiary of the Company party thereto from time to time, Wells Fargo Bank, N.A., as administrative agent for certain of the credit facilities, Bank of America, N.A., as collateral agent and administrative agent for the term B facility, and the other agents party thereto.*

10.2
Security and Pledge Agreement, dated as of April 30, 2018, by and among Owens & Minor, Inc., O&M Halyard, Inc., Owens & Minor Distribution, Inc., Owens & Minor Medical, Inc., Barista Acquisition I, LLC and Barista Acquisition II, LLC, Bank of America, N.A., U.S. Bank National Association, and the other secured parties thereto.*

* Certain exhibits and schedules been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the SEC.